Exhibit 10.1

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
This FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT is
entered into as of November 26, 2024 (this “Amendment”), by and between THE AZEK GROUP LLC, a Delaware limited liability company, as Borrower, THE AZEK COMPANY INC., a Delaware limited liability company, as Holdings, each other Subsidiary of Holdings (as defined below) identified on each signature page herein (each, a “Guarantor” and collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCATION (“Wells Fargo”) as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”) for the Secured Parties.
WHEREAS, the Borrower, The AZEK Company, Inc. (“Holdings”), the lenders party thereto, the other parties thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of September 26, 2024 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, to secure the Obligations under the Credit Agreement, the Guarantors and the Administrative Agent have entered into to that certain Guarantee and Collateral Agreement, dated as of September 26, 2024 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Existing Security Agreement”);
WHEREAS, pursuant to Section 9.08(f) of the Credit Agreement, the Administrative Agent, with the consent of the Borrower, may amend any Loan Document without the consent of any Lender or the Required Lenders (as defined in the Credit Agreement) in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document, including the Existing Security Agreement;
WHEREAS, pursuant to Section 9.08(f), the Borrower and the Administrative Agent have agreed to amend the Existing Security Agreement on the terms herein.
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I.
DEFINITIONS AND RULES OF CONSTRUCTION
Section 1.1 Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement or the Existing Security Agreement as amended by this Amendment (the “Amended Security Agreement”), as applicable.
ARTICLE II.
AMENDMENTS TO EXISTING SECURITY AGREEMENT
Section 2.1 Amendments to the Existing Security Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3.1 herein the Existing Security Agreement shall be and hereby is amended as follows:

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(a)The definition of “Secured Parties” in the Existing Security Agreement is amended to add the words “and any Qualified Counterparty and any Cash Management Bank” after “the Lenders” in clause (a).
(b)The preliminary statement of the Existing Security Agreement is amended to insert “, each other Subsidiary of Holdings party hereto” after “THE AZEK COMPANY, INC., a Delaware corporation (“Holdings”)”.
(c)The last paragraph of Section 3.01 of the Existing Security Agreement is amended to remove “the last paragraph of Article IV of the Credit Agreement and”.
(d)Section 4.02(b) of the Existing Security Agreement is amended to remove “Section 5.04(f)” in the last sentence and insert “Section 5.04(d)” in lieu thereof.
In addition, each of Holdings and each Subsidiary of Holdings acknowledges and agrees that it has signed the Existing Security Agreement in its capacity as a Guarantor and as a Pledgor and (i) references to “Pledgors” in the Existing Security Agreement and the Amended Security Agreement include any person acting in its capacity as a Pledgor or a Guarantor as the context may require and (ii) references to “Guarantors” in the Existing Security Agreement and the Amended Security Agreement include any person acting in its capacity as a Guarantor or a Pledgor as the context may require.
ARTICLE III. CONDITIONS PRECEDENT
Section 3.1 Conditions Precedent. This Amendment shall become effective if and when
(a) the Administrative Agent has received this Amendment duly executed by the Borrower, Holdings, the other Guarantors and Pledgors and the Administrative Agent and (b) five (5) Business Days shall have passed following the posting of this Amendment to the Lenders, unless the Required Lenders shall have objected in writing to this Amendment within such five (5) Business Day period.
ARTICLE IV. CONTINUING EFFECT; REAFFIRMATION
Section 4.1 Continuing Effect; Reaffirmation. Each of the Borrower and the other Guarantors and Pledgors hereby (a) acknowledges and agrees that the Existing Security Agreement (including any schedules and exhibits thereto), as amended hereby, is and remains in full force and effect, (b) acknowledges, confirms and agrees that nothing herein shall constitute a novation or accord and satisfaction with respect to the Existing Security Agreement, and (c) reaffirms the grant to the Administrative Agent for the benefit of the Secured Parties of a continuing first priority Lien on and security interest in, all of such Guarantor’s and Pledgor’s right, title and interest in, to and under the Collateral, to secure the payment and performance when due of the Obligations. The Guarantors and Pledgors each hereby further ratifies and confirms, in all respects, all of its obligations and liabilities under the Amended Security Agreement.

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ARTICLE V. MISCELLANEOUS
Section 5.1 Loan Document. This Amendment shall for all purposes be deemed to be a Loan Document.
Section 5.2 Amendment; Waiver. No amendment, waiver, consent or modification of any provision of this Amendment shall be effective except in accordance with Section 7.09 of the Amended Security Agreement.
Section 5.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns in accordance with Section 7.05 of the Amended Security Agreement.
Section 5.4 Section Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 5.5 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by DocuSign, e-mail or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 5.7 Waiver of Jury Trial, Jurisdiction; Etc. Section 7.10 (Waiver of Jury Trial) and Section 7.14 (Jurisdiction; Consent to Service of Process) of the Existing Security Agreement shall apply, mutatis mutandis, to this Amendment as if fully set forth herein.
Section 5.8 Counterparts; Miscellaneous. This Amendment may be executed in one or more counterparts, all of which when taken together will constitute one agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other state law based on the Uniform Electronic Transactions Act. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
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IN WITNESS WHEREOF, each party have caused this Amendment to be executed and delivered by its officer thereunto duly authorized, as of the date first above written

THE AZEK GROUP LLC,
as the Borrower Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:    Peter Clifford
Title:    Senior Vice President, Chief Operations
    Officer & Chief Financial Officer

AZEK BUILDING PRODUCTS LLC
(f/k/a CPG BUILDING PRODUCTS LLC),
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

CPG SUB I CORPORATION
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:    Peter Clifford
Title:    Director & Vice President

SCRANTON PRODUCTS INC.,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:    Peter Clifford
Title:    Director & Vice President

VERSATEX HOLDINGS, LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:    Peter Clifford
Title:    Vice President

STRUXURE OUTDOOR, LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

ULTRALOX TECHNOLOGY, LLC
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:    Peter Clifford
Title:    Vice President

WES, LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

INTEX MILLWORK SOLUTIONS, LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

L.B. PLASTICS LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

RETURN POLYMERS, INC.,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Director & Vice President

VERSATEX BUILDING PRODUCTS, LLC,
as a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name:     Peter Clifford
Title:    Vice President

THE AZEK COMPANY INC.,
as Holdings, a Guarantor and a Pledgor

By: /s/ Peter Clifford
Name: Peter Clifford
Title:    Senior Vice President, Chief Operations
    Officer & Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Philip Foxworthy
Name: Philip Foxworthy
Title: Relationship Manager